UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

U.S. GoldMining Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-41690	37-1792147
(Commission File Number)	(IRS Employer Identification No.)

1188 West Georgia Street, Suite 1830

Vancouver, BC, Canada, V6E 4A2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 388-9788

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	USGO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $13.00	USGOW	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2026, U.S. GoldMining Inc. (the “Company”) entered into an amendment (the “Amendment”) with Continental (as defined below) to the Warrant Agency Agreement (the “Agency Agreement”), dated as of March 9, 2023, by and between the Continental Stock Transfer & Trust Company, as warrant agent ( “Continental” ), in connection with the Company’s initial public offering of units, each consisting of (i) one share of common stock, par value $0.001 per share (the “Common Stock”), and (ii) one warrant (each, a “Warrant”) to purchase one share of Common Stock, at an exercise price of $13.00 per share and expiring on April 24, 2026 (the “Termination Date”).

Pursuant to the terms of the Amendment, the Company may, in its sole discretion, extend the duration of the Warrants by delaying the Termination Date. All other terms of the Agency Agreement remain unchanged.

The description of the terms of the Amendment above does not purport to be complete and are qualified in its entirety by reference to the Amendment Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On April 22, 2026, following the effective date of the Amendment, the Board of Directors of the Company approved the extension of the term of the Warrants from April 24, 2026, to May 1, 2026. The Warrants shall continue trading on the Nasdaq Capital Market under the symbol “USGOW” until May 1, 2026, and may be exercised until such date. All other terms of the Warrants remain unchanged. Continental shall remain as warrant agent with respect to the Warrants pursuant to the terms of the Agency Agreement, as amended by the Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amendment to Warrant Agency Agreement, dated as of April 23, 2026, by and between U.S. GoldMining Inc. and Continental Stock Transfer & Trust Company, as warrant agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026	U.S. GOLDMINING Inc.

	By:	/s/ Tim Smith
	Name:	Tim Smith
	Title:	Chief Executive Officer